UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2014

Howard Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35489	20-3735949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6011 University Boulevard, Suite 370, Ellicott City, Maryland	21043
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (410) 750-0020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

At Howard Bancorp, Inc.’s (the “Company”) annual meeting of stockholders held on May 28, 2014, the Company’s stockholders voted on the following matters:

1.	To elect three Class III directors to serve for a three year term expiring at the Annual Meeting of Stockholders in 2017, and until their successors are elected and qualify.

		Votes	Votes	Broker
		For	Withheld	Non-Votes

	Richard G. Arnold	2,292,688	184,799	564,547
	Nasser Basir	2,266,294	211,193	564,547
	Mary Ann Scully	2,292,688	184,799	564,547
2.	To approve a non-binding advisory proposal to approve the compensation of the Company’s named executive officers.

	Votes For	2,422,565
	Votes Against	36,422
	Abstain	18,500
	Broker Non-Votes	564,547

3.	To ratify the appointment of Stegman & Company as the independent registered public accounting firm to audit the Company’s financial statements for 2014.

	Votes For	3,003,016
	Votes Against	8,168
	Abstain	30,850

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD BANCORP, INC.

		By:	/s/ Mary Ann Scully
		Name:	Mary Ann Scully
Date:	May 29, 2014	Title:	President, Chief Executive Officer and Chairman Of the Board